COLUMBIA FUNDS VARIABLE INSURANCE TRUST

COLUMBIA STRATEGIC INCOME FUND, VARIABLE SERIES

(the “Fund”)

Supplement dated July 7, 2010 to the

Prospectuses dated April 29, 2010, as supplemented

Effective July 16, 2010, the Prospectuses of the Fund are hereby modified and supplemented as follows:

•	The section of the Prospectuses entitled “Investment Advisor and Portfolio Managers” is deleted in its entirety and replaced with the following disclosure:

Investment Advisor	Portfolio Managers

Columbia Management Investment Advisers, LLC	Colin J. Lundgren, CFA Lead Manager. Service with the Fund since 2010.

Brian Lavin, CFA Co-manager. Service with the Fund since 2010.

Gene R. Tannuzzo, CFA Co-manager. Service with the Fund since 2010.

•	The table in the section of the Prospectuses entitled “Management of the Fund – Portfolio Managers” is deleted in its entirety and replaced with the following disclosure:

Colin J. Lundgren, CFA

Lead Manager. Service with the Fund since 2010.

Senior Vice President and Head of Fixed Income of the Advisor. Mr. Lundgren joined the Advisor in 1986, became manager of the Investment Statistical Group in 1989 and became a portfolio manager in 1995. Mr. Lundgren began his investment career in 1989 and earned a BA from Lake Forest College.

Brian Lavin, CFA

Co-manager. Service with the Fund since 2010.

Portfolio manager of the Advisor; associated with the Advisor as an investment professional since 1994. Mr. Lavin began his investment career in 1986 and earned an MBA from University of Wisconsin-Milwaukee.

Gene R. Tannuzzo, CFA

Co-manager. Service with the Fund since 2010.

Portfolio manager of the Advisor; associated with the Advisor as an investment professional since 2003. Mr. Tannuzzo began his investment career in 2003 and earned a BSB from University of Minnesota, Carlson School of Management.

Shareholders should retain this Supplement for future reference.